Exhibit 5.1

"Regular" Distribution Date: 15-Jul-02 "Actual" Distribution Date: 15-Jul-02	Yamaha Motor Master Trust Floating Rate Series 2000-1, Series 1998-1 and Floating Rate Series 1999-1	Collection Period Ending: 30-Jun-02

A. INFORMATION REGARDING THE YAMAHA MOTOR MASTER TRUST

1. Aggregate Pool Balance as of the beginning of the preceding Collection Period	623,231,359.12
2. Aggregate amount of Collections during the preceding Collection Period	198,576,424.81
a) Collections other than finance charges, cash Adjustment Payments and cash Transferor Deposit Amounts	195,879,051.79
b) Finance Charge collections	2,697,373.02
c) Cash Adjustment Payments	0.00
d) Cash Transferor Deposit Amounts	0.00
3. Aggregate amount of receivables written off (net of recoveries) during the preceding Collection Period	100,719.10
4. Aggregate amount of non-cash Adjustment Payments during the preceding Collection Period	5,910,880.67
5. Aggregate amount of non-cash Transferor Deposit Amounts during the preceding Collection Period	0.00
6. Aggregate amount of additional Receivables during the Preceding Collection period	160,065,965.66
7. Aggregate Pool Balance as of the end of the preceding Collection Period	581,406,673.22
8. The aggregate Trust Principal Component as of the beginning of the preceding Collection Period was	613,882,888.73
9. The aggregate amount of Principal Collections during the preceding Collection Period was	189,227,954.42
10. The aggregate amount of Defaulted Receivables during the preceding Collection Period was	99,208.31
11. The aggregate Trust Principal Component as of the end of the preceding Collection Period was	572,685,573.12
12. The aggregate amount of Yield Collections during the preceding Collection Period was	9,348,470.39
13. The Discount Factor during the preceding Collection Period was	1.50%
14. The Monthly Payment Rate during the preceding Collection Period was	31.86%
15. Defaulted Receivables ([charged-off receivables less recoveries] × [1-Discount rate]) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Components of the beginning of the preceding Collection Period, were	0.19%
16. "Finance Charge" collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the beginning of the preceding Collection Period, were	5.19%

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT

	Series 1999-1	Series 2000-1	Series 1998-1	Aggregate
1. Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection Period
a) Class A Invested Amount	200,000,000.00	171,000,000.00	0.00	371,000,000.00
Class A Percentage (% of Invested Amount)	85.50%	85.50%	0.00%	85.50%
Series 1998-1 Commercial Paper Principal Component	—	—	0.00	0.00
Series 1998-1 APA Bank Loan Balance	—	—	0.00	0.00
b) Less Principal Funding Account or Capitalized Interest Account (1998-1 only)	0.00	0.00	1,166,667.00	1,166,667.00
c) Equals Class A Adjusted Invested Amount	200,000,000.00	171,000,000.00	0.00	371,000,000.00
d) Class B Invested Amount	14,035,000.00	12,000,000.00	0.00	26,035,000.00
Class B Percentage (% of Invested Amount)	6.00%	6.00%	0.00%	6.00%
e) Class C Invested Amount	19,883,041.00	17,000,000.00	—	36,883,041.00
Class C Percentage (% of Invested Amount)	8.50%	8.50%	—	8.50%
f) Aggregate Invested Amount	233,918,041.00	200,000,000.00	0.00	433,918,041.00
g) Class A Pool Factor	1.0000000	1.0000000	—
h) Class B Pool Factor	1.0000000	1.0000000	—
i) Class C Pool Factor	1.0000000	1.0000000	—
2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period
a) Class A Invested Amount	200,000,000.00	171,000,000.00	15,000,000.00	386,000,000.00
Class A Percentage (% of Invested Amount)	85.50%	85.50%	88.50%	85.61%
Series 1998-1 Commercial Paper Principal Component	—	—	15,000,000.00	15,000,000.00
Series 1998-1 APA Bank Loan Balance	—	—	0.00	0.00
Series 1998-1 balance of Undistributed Principal Collections	—	—	0.00	0.00
			15,000,000.00	15,000,000.00
b) Less Principal Funding Account or Capitalized Interest Account (1998-1 only)	0.00	0.00	1,166,667.00	1,166,667.00
c) Equals Class A Adjusted Invested Amount	200,000,000.00	171,000,000.00	13,833,333.00	384,833,333.00
d) Class B Invested Amount	14,035,000.00	12,000,000.00	1,949,152.54	27,984,152.54
	6.00%	6.00%	11.50%	6.21%
e) Class C Invested Amount	19,883,041.00	17,000,000.00	—	36,883,041.00
	8.50%	8.50%	0.00%	8.20%
f) Invested Amount	233,918,041.00	200,000,000.00	16,949,152.54	450,867,193.54
g) Class A Pool Factor	1.0000000	1.0000000	—
h) Class B Pool Factor	1.0000000	1.0000000	—
i) Class C Pool Factor	1.0000000	1.0000000	—
	$ Amount	% Trust Principal Component
3. Transferor Interest as of the beginning of the preceding Collection Period	179,964,847.73	29.32%
a) Special Funding Account as of the beginning of the preceding Collection Period	0.00	0.00%
4. Available Subordinated Amount as of the beginning of the preceding Collection Period	0.00	0.00%
5. Average Class A Invested Amount	200,000,000.00	171,000,000.00	3,000,000.00	374,000,000.00
Average Class B Invested Amount	14,035,000.00	12,000,000.00	389,830.51	26,424,830.51
Average Class C Invested Amount	19,883,041.00	17,000,000.00	—	36,883,041.00

	233,918,041.00	200,000,000.00	3,389,830.51	437,307,871.51

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT, Cont

	Amount	% Trust Principal Component
6. Transferor Interest as of the end of the preceding Collection Period	121,818,379.58	21.27%
a) Special Funding Account as of the end of the preceding Collection Period	0.00	0.00%
7. Available Subordinated Amount as of the end of the preceding Collection Period	0.00	0.00%
8. Minimum Transferor Percentage (net of Available Subordinated Amount) as of the end of the preceding Collection Period	68,722,268.77	12.00%
C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS
1. Floating Allocation Percentage
Series 1999-1 Investor Percentage	38.10%
Series 2000-1 Investor Percentage	32.58%
Series 1998-1 Investor Percentage	0.55%
Transferor Percentage	28.76%

	100.00%
2. Fixed Allocation Percentage
Series 1999-1 Investor Percentage	NA
Series 2000-1 Investor Percentage	NA
Series 1998-1 Investor Percentage	NA
Transferor Percentage	NA
3. Allocation of Yield Collections
Yield Collections allocable to Series 1999-1	3,562,203.67
Yield Collections allocable to Series 2000-1	3,045,685.28
Yield Collections allocable to Series 1998-1	51,621.78

Aggregate Investor Yield Collections	6,659,510.73
Yield Collections allocable to the Transferor	2,688,959.65

Total allocable Yield Collections	9,348,470.39
4. Allocation of Special Funding Account Income (allocated and distributed to the Transferor during the Revolving Period)
Special Funding Account Income allocable to Series 1999-1	0.00
Special Funding Account Income allocable to Series 2000-1	0.00
Special Funding Account Income allocable to Series 1998-1	0.00

Aggregate Investor Special Funding Account Income	0.00
Special Funding Account Income allocable to the Transferor	0.00

Total allocable Special Funding Account Income	0.00

C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, Cont

$Amount
5. Allocation of Defaults
Defaults allocable to Series 1999-1 (Investor Default Amount)	37,803.00
Defaults allocable to Series 2000-1 (Investor Default Amount)	32,321.58
Defaults allocable to Series 1998-1 (Investor Default Amount)	547.82

Aggregate Investor Default Amount	70,672.40
Defaults allocable to the Transferor	28,535.91

Total allocable Defaults	99,208.31
6. Allocation of Principal Collections
Principal Collections allocable to Series 1999-1	72,104,685.13
Principal Collections allocable to Series 2000-1	61,649,528.89
Principal Collections allocable to Series 1998-1	0.00

Aggregate Investor Principal Collections	133,754,214.02
Principal Collections allocable to the Transferor	55,473,740.40

Total allocable Principal Collections	189,227,954.42
7. Allocation of Collection Account Income (allocated and distributed to Series 1991-1, Series 2000-1 and Series 1998-1 during an Early Amortization Period)
Collection Account Income allocable to Series 1999-1	0.00
Collection Account Income allocable to Series 2000-1	0.00
Collection Account Income allocable to Series 1998-1	0.00

Aggregate Investor Collection Account Income	0.00
Collection Account Income allocable to the Transferor	0.00

Total allocable Collection Account Income	0.00

D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)

	Series 1999-1	Series 2000-1	Series 1998-1	Aggregate
1. Yield Collections (including "finance charges") allocable to Series 1999-1, Series 2000-1 and Series 1998-1 during the preceding Collection Period were	3,562,203.67	3,045,685.28	51,621.78	6,659,510.73
2. Principal Funding Account investment income during the preceding Collection Period was	0.00	0.00	—	0.00
3. Special Funding Account investment income allocable to Series 1999-1, Series 2000-1 and Series 1998-1 during the preceding Collection Period were	0.00	0.00	0.00	0.00
4. Collection Account investment income allocable to Series 1999-1, Series 2000-1 and Series 1998-1 during the preceding Collection Period were	0.00	0.00	0.00	0.00
5. Capitalized Interest Account Investment and Interest income (allocable to Series 1998-1 only) during the preceding Collection Period was	—	—	1,607.10	1,607.10
6. Total Yield Funds allocable to Series 1999-1, Series 2000-1 and Series 1998-1 during the preceding Collection Period were	3,562,203.67	3,045,685.28	53,228.88	6,661,117.83
a. Total Yield Funds allocable to Series 1999-1, Series 2000-1 and Series 1998-1 as an annual percentage of the Invested Amount as of the beginning of the preceding Collection Period were	18.274%	18.274%	18.843%	18.279%

E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS and INVESTMENT INCOME ALLOCABLE TO SERIES 1999-1, SERIES 2000-1 AND SERIES 1998-1

	Series 1999-1	Series 2000-1	Series 1998-1	Aggregate
1. Total Yield Funds allocable to Series 1999-1, Series 2000-1 and Series 1998-1	3,562,203.67	3,045,685.28	53,228.88	6,661,117.83
2. Plus Draw on Capitalized Interest Account (for Series 1998-1 only)	—	—	0.00	0.00
3. Total Yield Funds allocable to Series 1999-1, Series 2000-1 and Series 1998-1, including draw on Capitalized Interest Account for Series 19981	3,562,203.67	3,045,685.28	53,228.88	6,661,117.83
4. Less Class A Monthly Interest paid	325,111.11	279,300.00	4,678.40	609,089.51
Actual 360 Accrual Day Count	28	28
Class A Certificate Rate	2.09000%	2.10000%	1.87136%
Class B Certificate Rate	2.32000%	2.54000%	2.34000%
Class C Certificate Rate	2.32000%	2.54000%	—
— LIBOR Index Rate (applicable to Series 1999-1 and Series 2000-1 only)	1.84000%	1.84000%	—
— CP Rate (applicable to Series 1998-1 only)	—	—	1.87136%
— Euro Dollar Rate (applicable to Series 1998-1 only)	—	—	2.34000%
— Base Rate (applicable to Series 1998-1 only)	—	—	5.250%
5. Less Class A Past Due Monthly Interest paid	0.00	0.00	0.00	0.00
6. Less Class B Monthly Interest paid	25,325.38	23,706.67	760.17	49,792.21
7. Less Class B Past Due Monthly Interest paid	0.00	0.00	0.00	0.00
8. Less Class C Monthly Interest paid	35,877.84	33,584.44	—	69,462.29
9. Less Class C Past Due Monthly Interest paid	0.00	0.00	—	0.00
10. Less [program] Fees paid (applicable to Series 1998-1 only)	—	—	40,218.75	40,218.75
11. Less Past Due Program Fees paid (Series 1998-1 only)	—	—	0.00	0.00
12. Less Monthly Servicing Fee paid	389,863.40	333,333.33	5,649.72	728,846.45
13. Less Past Due Monthly Servicing Fee paid	0.00	0.00	0.00	0.00
14. Less Reimbursement of previously unreimbursed Class A Charge-Offs (distributed as Excess Principal during the Revolving Period)	0.00	0.00	0.00	0.00
15. Plus Reallocated Transferor Principal	0.00	0.00	0.00	0.00
16. Less Investor Default Amount (Excess Principal during the Revolving Period)	37,803.00	32,321.58	547.82	70,672.40
17. Less Interest on previously unreimbursed Class B Charge-Offs	0.00	0.00	0.00	0.00
18. Less Reimbursement of previously unreimbursed Class B Charge-Offs (Excess Principal during the Revolving Period)	0.00	0.00	0.00	0.00
19. Less Interest on previously unreimbursed Class C Charge-Offs	0.00	0.00	—	0.00
20. Less Reimbursement of previously unreimbursed Class C Charge-Offs (Excess Principal during the Revolving Period)	0.00	0.00	—	0.00
21. Equals Remaining Yield Funds allocable to Series 1999-1, Series 2000-1 (including draw on Capitalized Interest Account for Series 1998-1)	2,748,222.94	2,343,439.26	1,374.02	5,093,036.22

F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1999-1, SERIES 2000-1 and SERIES 1998-1

	Series 1999-1	Series 2000-1	Series 1998-1	Aggregate
1. Class A Monthly Interest shortfall during the preceding Collection Period	0.00	0.00	0.00	0.00
2. Class B Monthly Interest shortfall during the preceding Collection Period	0.00	0.00	0.00	0.00
3. Class C Monthly Interest shortfall preceding Collection Period	0.00	0.00	—	0.00
4. Monthly Servicing Fee shortfall during the preceding Collection Period	0.00	0.00	0.00	0.00
5. Monthly Program Fees shortfall during the preceding Collection Period	—	—	0.00	0.00
6. Class A Investor Charge-Offs during the preceding Collection Period	0.00	0.00	0.00	0.00
7. Class B Investor Charge-Offs during the preceding Collection Period	0.00	0.00	0.00	0.00
8. Class C Investor Charge-Offs preceding Collection Period	0.00	0.00	—	0.00
9. Cumulative Unreimbursed Class A Investor Charge-Offs	0.00	0.00	0.00	0.00
10. Cumulative Unreimbursed Class B Investor Charge-Offs	0.00	0.00	0.00	0.00
11. Cumulative Unreimbursed Class C Investor Charge-Offs	0.00	0.00	—	0.00
12. Cumulative Reallocated Transferor Principal	0.00	0.00	0.00	0.00

G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL

	Series 1999-1	Series 2000-1	Series 1998-1	Aggregate
1. Available Principal Funds (funds on deposit in the Collection Account for principal distribution)
a) Remaining Yield Funds allocable to Series1999-1, 2000-1 and 1998-1 (distributed to Transferor during Revolving Period)	0.00	0.00	0.00	0.00
b) Principal Collections allocable to Series 1999-1, 2000-1 and 1998-1	72,104,685.13	61,649,528.89	0.00	133,754,214.02
c) Investor Defaults	37,803.00	32,321.58	547.82	70,672.40
d) Reallocated Transferor Principal	0.00	0.00	0.00	0.00
e) Principal Collections allocable to the Transferor	0.00	0.00	55,473,740.40	55,473,740.40
f) Balance of Special Funding Account (Undistributed Principal Collections) (retained in Collection Account during the Revolving Period)	0.00	0.00	0.00	0.00
g) Beginning balance of Undistributed Principal Collections	—	—	0.00	0.00
1) CP Take-out from Series 1999-1 New Issue Proceeds	—	—	0.00	0.00
h) Total Available Principal Funds (before allocation of Excess Principal)	72,142,488.13	61,681,850.47	55,474,288.22	189,298,626.82
i) Excess Principal from Series 1999-1, Series 2000-1 and Series 1998-1	0.00	0.00	0.00	0.00
1) From Series 1999-1	—	0.00	0.00	0.00
2) From Series 2000-1	0.00	—	0.00	0.00
3) From Series 1998-1	0.00	0.00	—	0.00
j) Total Available Principal Funds (after Excess Principal)	72,142,488.13	61,681,850.47	55,474,288.22	189,298,626.82
2. Principal Paid to Class A	0.00	0.00	0.00	0.00
3. Undistributed Principal Collections	—	—	0.00	0.00
4. Class B Monthly Principal	0.00	0.00	0.00	0.00
5. Class C Monthly Principal	0.00	0.00	—	0.00
6. Excess Principal Collections	72,142,488.13	61,681,850.47	55,474,288.22	189,298,626.82
7. Series 1998-1 Additional Invested Amount	—	—	16,949,152.54	16,949,152.54
a) Class A Additional Invested Amount	—	—	15,000,000.00	15,000,000.00
b) Class B Additional Invested Amount	—	—	1,949,152.54	1,949,152.54

H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT

	Series 1999-1	Series 2000-1	Series 1998-1	Aggregate
1. Principal Funding Account amount as of the beginning of the preceding Collection Period	0.00	0.00	—	0.00
2. Plus Class A principal deposits made during the preceding Collection Period	0.00	0.00	—	0.00
3. Less principal withdrawals made during the preceding Collection Period	0.00	0.00	—	0.00
4. Principal Funding Account amount as of the end of the preceding Collection Period	0.00	0.00	—	0.00
5. Principal Funding Account investment income during the preceding Collection Period	0.00	0.00	—	0.00
6. Principal Funding Account investment rate during the preceding Collection Period	0.00%	0.00%	—	0.00%

I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS

	Series 1999-1	Series 2000-1	Series 1998-1	Aggregate
Transferor Subordination Event ?	NO	NO	NO
Required Transferor Subordination Amount	0	0	0	0
Required Transferor Subordination Amount (% Class A Adjusted Invested Amount)	0.0000%	0.0000%	0.0000%
Available Subordinated Amount as of the end of the preceding Collection Period	0	0	0	0
Transferor Subordination Event Triggers	Trigger Level	Actual Level	Subord. Event ? (1=yes)
1. Minimum November through April Monthly Payment Rate (3-mo moving avg)	10.00%	32.86%	0
2. Minimum May through October Monthly Payment Rate (3-mo moving avg)	13.00%	32.86%	0
3. Maximum All-Terrain Vehicles (as % of Pool Balance)	36.00%	24.27%	0
4. Maximum other than motorcycles, scooters, water vehicles, all-terrain vehicles, outboard and snowmobiles (as % of Pool Balance)	10.00%	1.21%	0
5 Maximum Dealer "holdbacks" on non-sold products plus Sales Program Discounts	5.00%	0.06%	0
6. Maximum Fiscal Year New Accounts as a % of Beginning Fiscal Year Total Accounts	8.00%	1.56%	0
7. Maximum Fiscal Quarter New Accounts as a % of Beginning Fiscal Quarter Total Accounts	5.00%	1.56%	0
8. Maximum Defaulted Receivables minus Recoveries plus Repossessions (as an Annual % of Pool Balance) (3-month moving average)	7.50%	0.76%	0
9. Maximum Single Dealer Concentration (as % Pool Balance)	1.00%	0.41%	0
10. Maximum Fiscal Year New and Dealer Replacement Accounts as a % of Beginning Fiscal Year Total Accounts	15.00%	2.07%	0
11. Maximum Fiscal Quarter New and Dealer Replacement Accounts as a % of Beginning Fiscal Quarter Total Accounts	5.00%	2.07%	0

J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS

Series 1999-1 Early Amortization Event ?	NO
Series 2000-1 Early Amortization Event ?	NO
Series 1998-1 Early Amortization Event ?	NO
Early Amortization Event Triggers	Trigger	Series 1999-1	Series 2000-1	Series 1998-1
1. a. Min Class C Invested Amt as a % of Series Invested Amt (Series 1999-1)	8.25%	8.50%	NA	NA
b. Min Class C Invested Amt as a % of Series Invested Amt (Series 2000-1)	8.25%	NA	8.50%	NA
c. Min Class B Invested Amt as a % of Class A & B Inv Amt (Series 1998-1)	11.00%	NA	NA	11.50%
2. Max consecutive months that Special Funding Account may exceed $0	12
3. Minimum Transferor Interest (** note ** below)	10.00%	19.55%	19.55%	19.55%
4. Minimum Transferor Interest (** note ** below) if "finance charge" yield (expressed as an annual percentage of the Pool Balance) is less than 6%	12.00%	19.55%	19.55%	19.55%
5. Minimum November through April Monthly Payment Rate (3-mo moving avg)	10.00%	32.86%	32.86%	32.86%
6. Minimum May through October Monthly Payment Rate (3-mo moving avg)	13.00%	32.86%	32.86%	32.86%
7. Maximum Defaulted Receivables minus Recoveries plus Repossessions (as an annual % of Pool Balance) (3-mo moving avg)	11.00%	0.76%	0.76%	0.76%
8. Class C Invested Amount is less than Initial Class C Invested Amount for three consecutive periods		19,883,041	17,000,000	—

** Note **: For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1.

Is the short term rating of DFS P-1 ?	NO
Balance of 10-day Overdrafts as of the end of the preceding Collection Period	10,005,914.94
Transferor Interest as of the end of the preceding Collection Period	121,818,379.58
Principal Component of 10-Day Draft balance as of the end of the preceeding Coll. Period	9,855,826.22

Adjusted Transferor Interest	111,962,553.36
Adjusted Transferor Interest (% TPC)	19.55%
Minimum Transferor Interest	68,722,268.77

K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT

1. Servicer Cash Collateral Account balance as of the beginning of the preceding Collection Period	6,129,610.62
2. Servicer Cash Collateral Account balance as of the end of the preceding Collection Period	6,129,610.62
3. Withdrawals from the Servicer Cash Collateral Account during the preceding Collection Period	0.00
4. Investment Income and Deposits to the Servicer Cash Collateral Account during the preceding Collection Period	0.00

L. INFORMATION REGARDING DISTRIBUTIONS TO SERIES 1999-1 Class A and B Certificates, 2000-1 Class A and B Certificates and 1998-1 Class A Certificates

Series	Amount	Explanation
1999-1	$325,111.11	Class A Monthly Interest
1999-1	$0.00	Class A Principal *
1999-1	$25,325.38	Class B Monthly Interest
1999-1	$0.00	Class B Principal *
2000-1	$279,300.00	Class A Monthly Interest
2000-1	$0.00	Class A Principal **
2000-1	$23,706.67	Class B Monthly Interest
2000-1	$0.00	Class B Principal **
1998-1	$4,678.40	Class A Monthly Interest
1998-1	($15,000,000.00)	Class A Principal (Increase)/Reduction ***
* Amount of Series 1999-1 Class A Principal deposited to Principal Funding AC =	$0.00
** Amount of Series 2000-1 Class A Principal deposited to Principal Funding AC =	$0.00
*** Amount of Series 19981-1 Undistributed Principal deposited to Collection AC =	$0.00
NAME:	Takuya Watanabe

TITLE:	Senior Vice President & Secretary/Treasurer